UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Amendment to September 2016 Distribution Asset Purchase Agreement. On January 27, 2017, Coca-Cola Bottling Co. Consolidated (the “Company”) and Coca-Cola Refreshments USA, Inc. (“CCR”), a wholly-owned subsidiary of The Coca-Cola Company, entered into an amendment (the “Amendment”) to the asset purchase agreement between the parties dated September 1, 2016, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 6, 2016 and filed as Exhibit 2.1 thereto, regarding the Company’s acquisition, in a series of four transactions, of assets used primarily by CCR in the distribution, promotion, marketing and sale of beverage products owned and licensed by The Coca-Cola Company and of cross-licensed brands in territories located in central and southern Ohio, northern Kentucky, large portions of Indiana and parts of Illinois and West Virginia (as amended, the “September 2016 Distribution APA”). The Amendment, among other things, accelerates (i) the anticipated date for the closing of the final transaction contemplated by the September 2016 Distribution APA from October 2017 to March 2017 (the “Final Closing”), subject to satisfaction of the applicable closing conditions, and (ii) the Company’s acquisition of territory served by a distribution facility in Terre Haute, Indiana from the third transaction to the second transaction contemplated by the September 2016 Distribution APA, which closed on January 27, 2017 as described below.

The completion of the transactions contemplated by the September 2016 Distribution APA at the Final Closing is conditioned on the Company’s initial entry into a final comprehensive beverage agreement (the “Final CBA”), which agreement is described in the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2015 (the “September 2015 Form 8-K”). Pursuant to the territory conversion agreement entered into with CCR and The Coca-Cola Company on September 23, 2015, as described in the September 2015 Form 8-K and filed as Exhibit 10.1 thereto (as amended by the First Amendment to Territory Conversion Agreement filed as Exhibit 10.47 to the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2016, the “Territory Conversion Agreement”), each of the Company’s initial comprehensive beverage agreements with CCR and The Coca-Cola Company (the “Initial CBAs”) and each of the Company’s existing bottling agreements for The Coca-Cola Company beverage brands (subject to limited exceptions as described in the Territory Conversion Agreement) will convert to a Final CBA at the Final Closing. A form of the Final CBA was filed with the September 2015 Form 8-K as Exhibit 1.1 to the Territory Conversion Agreement. The Amendment also provides that, should an interim closing under the September 2016 Distribution APA occur on the same date as the Final Closing, the Company will execute a Final CBA with respect to the territories acquired pursuant to such interim closing. Interim closings occurring prior to the Final Closing will continue to be conditioned upon the execution of an Initial CBA.

The Final Closing under the September 2016 Distribution APA is also conditioned upon the execution of a final regional manufacturing agreement (the “Final RMA”), which agreement is described in the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2016 (the “May 2016 Form 8-K”). Upon the conversion of the Initial CBAs and other bottling agreements to a Final CBA at the Final Closing, each of the Company’s initial regional manufacturing agreements with The Coca-Cola Company (the “Initial RMAs”) will convert simultaneously in accordance with its terms to a Final RMA. A form of the Final RMA was filed with the May 2016 Form 8-K as Schedule 9.4 to the Initial RMA filed as Exhibit 10.1 thereto.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of such agreement and all exhibits thereto, which are filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Distribution Territory Expansion Transaction. On January 27, 2017, the Company completed the second distribution territory expansion transaction contemplated by the September 2016 Distribution APA at which CCR granted the Company the exclusive rights for the distribution, promotion, marketing and sale of products owned and licensed by The Coca-Cola Company in territories located in Indiana, Illinois and Ohio served by distribution facilities in Anderson, Fort Wayne, Lafayette, South Bend and Terre Haute, Indiana (the “Territory”) and sold certain assets to the Company related thereto (the “Distribution Transaction”).

Concurrent with, and as a condition to, the closing of the Distribution Transaction, the Company and CCR entered into an Initial CBA with respect to the Territory. This Initial CBA is in substantially the same form as the Initial CBA the parties entered into effective May 23, 2014 and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2014, as amended by the amendment to the comprehensive beverage agreement entered into by the parties on June 1, 2015 and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2015.

Relationship between the Parties. The business of the Company consists primarily of the production, marketing and distribution of nonalcoholic beverage products of The Coca-Cola Company in the territories the Company currently serves. Accordingly, the Company engages routinely in various transactions with The Coca-Cola Company, CCR and their affiliates. The Coca-Cola Company also owns approximately 34.8% of the outstanding common stock of the Company, which represents approximately 4.9% of the total voting power of the Company’s common stock and class B common stock voting together. The Coca-Cola Company also has a designee serving on the Company’s Board of Directors. For more information about the relationship between the Company and The Coca-Cola Company, see the description thereof included under “Related Person Transactions” in the Company’s Notice of Annual Meeting and Proxy Statement for the Company’s 2016 Annual Meeting of Stockholders filed with the SEC on March 30, 2016.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate,” “believe,” “estimate” and similar words. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Reports on Form 10-K’s and its Quarterly Reports on Form 10-Q’s on file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Incorporated By Reference To

2.1+	Amendment No. 1 to Asset Purchase Agreement, dated January 27, 2017, by and between Coca-Cola Refreshments USA, Inc. and Coca-Cola Bottling Co. Consolidated.	Filed herewith.

+	Certain schedules and similar supporting attachments to the Asset Purchase Agreements have been omitted, and the Company agrees to furnish supplemental copies of any such schedules and similar supporting attachments to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED

Date: January 27, 2017	By:	/s/ Clifford M. Deal, III
Clifford M. Deal, III
Senior Vice President, Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported: January 27, 2017	Commission File No: 0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Description	Incorporated By Reference To

2.1+	Amendment No. 1 to Asset Purchase Agreement, dated January 27, 2017, by and between Coca-Cola Refreshments USA, Inc. and Coca-Cola Bottling Co. Consolidated.	Filed herewith.

+	Certain schedules and similar supporting attachments to the Asset Purchase Agreements have been omitted, and the Company agrees to furnish supplemental copies of any such schedules and similar supporting attachments to the Securities and Exchange Commission upon request.